UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 1, 2018

Date of Report (Date of earliest event reported)

WOODWARD, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-08408	36-1984010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1081 Woodward Way, Fort Collins, Colorado 80524

(Address of principal executive offices, including zip code)

(970) 482-5811

(Registrant's telephone number, including area code)

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment”) is being filed by Woodward, Inc. (the “Company”) solely for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission (“SEC”) on June 4, 2018 (the “Original Form 8-K”) in connection with the acquisition by the Company, and its wholly-owned subsidiary, Woodward Aken GmbH, from MTU Friedrichshafen GmbH (“MTU”) and MTU America Inc. (together with MTU, the “Sellers”), both of which were subsidiaries of Rolls-Royce PLC (“Rolls-Royce”) of all of the outstanding shares of stock of L’Orange GmbH, together with its wholly-owned subsidiaries in China and Germany, as well as all of the outstanding equity interests of its affiliate, Fluid Mechanics LLC, and their related operations (collectively, “L’Orange”) pursuant to the terms of a Share Purchase Agreement (the “L’Orange Agreement”) entered into on April 8, 2018.  The transactions contemplated by the L’Orange Agreement were completed on June 1, 2018 and L’Orange became a subsidiary of the Company (now, “Woodward L’Orange”).  As indicated in the Original Form 8-K, this Amendment is being filed to provide the information required by Item 9.01(a) of Form 8-K, which was not previously filed with the Original Form 8-K, and is permitted to be filed by amendment no later than 71 calendar days after the date the Original Form 8-K was required to be filed with the SEC.  The financial statement and information filed within this Form 8-K/A should be read in conjunction with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The following financial statement of Woodward L’Orange is being filed as an exhibit to this Amendment and is incorporated by reference herein:

Exhibit 99.1 – Woodward L’Orange’s Statement of Assets Acquired and Liabilities Assumed, including the report of independent auditors, as of June 1, 2018.  Pursuant to a letter dated June 21, 2018 from the Securities and Exchange Commission (the “Commission”), the Commission stated that it would permit the substitution of an audited statement of assets acquired and liabilities assumed on the basis of the allocation of the purchase price for the full financial statements of Woodward L’Orange in lieu of certain historical financial information of L’Orange required by Rule 3-05 and Article 11 of Regulation S-X.

 (d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Statement of Assets Acquired and Liabilities Assumed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOODWARD, INC.

Date: August 17, 2018	By:	/s/ A. Christopher Fawzy
A. Christopher Fawzy
Corporate Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer